SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 13, 2006

                        StatSure Diagnostic Systems, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                000-21284                                      91-1549305
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               (Commission                                   (IRS Employer
               File Number)                               Identification No.)


  1 Clarks Hill Rd. Framingham, MA.                               01702
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(Address of principal executive offices)                        (Zip Code)


                                  508.872.2625
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              (Registrant's telephone number, including area code)

      On October 13, 2006, StatSure Diagnostic Systems, Inc. (the "Company"), filed a Form 8-K dated October 13, 2006. This Form 8-K/A - Amendment No. 1 amends and restates the original Form 8-K in its entirety.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related
           Audit Report.

      On October 12, 2006, the Audit Committee of the Company's Board of Directors concluded, based upon the recommendation of the Company's management and independent auditors, that the Company will restate its previously-issued financial statements for the quarters ended March 31, June 30, and September 30, 2005, and for the year ended December 31, 2005 included in the Company's Annual Report on Form 10-KSB, and for the quarters ended March 31 and June 30, 2006. The Company's previously-issued financial statements for these periods should, therefore, no longer be relied upon.

      In the course of a routine SEC review of the prior Company periodic filings, the SEC issued a comment letter, dated October 4, 2006, alerting the Company to a possible incorrect application of certain accounting principles.

      The need to restate the Company's financial statements arises from incorrect application of generally accepted accounting principles related to the beneficial conversion feature on the issuance of the convertible debt by the Company, and revised calculations of the Employee Stock Options pursuant to FIN 28: Accounting for Stock Appreciation Rights and Other Variable Stock Options or Award Plans, an Interpretation of APB Opinions Number 15 and 25 (FASB Interpretations). The restatement is not expected to have any impact on the Company's statements of cash flows. The Company expects to file an amended Form 10-KSB and Forms 10-QSB for the relevant periods with the SEC as soon as feasible.

      On October 13, 2006, the Company issued a press release regarding the restatement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           STATSURE DIAGNOSTIC SYSTEMS, INC.


October 23, 2006                           By:  /s/ Steve Peltzman
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                                                Steve Pelzman
                                                Chief Executive Officer


October 23, 2006                           By:  /s/ Leo Ehrlich
                                                -------------------------------
                                                Leo Ehrlich,
                                                Chief Financial Officer